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                                                                  EXHIBIT 10.1.1

                                 FIRST AMENDMENT
                                       TO
                     REAL ESTATE PURCHASE AND SALE AGREEMENT

     This First Amendment to Real Estate Purchase and Sale Agreement (this "Amendment"') is entered into as of August 31, 2005 by and between Dayton Superior Corporation (the "Seller") and STAG Capital Partners, LLC (the "Purchaser").

                                   BACKGROUND

     A. Seller and Purchaser entered into a Real Estate Purchase and Sale Agreement with an Effective Date of August 2, 2005 (the "P&S Agreement") concerning certain premises located at 1900 Wilson, Parsons, Kansas, 721 Richard Street, Miamisburg, Ohio, 636 South 66th Terrace, Kansas City, Kansas and 625 Crane Street, Aurora, Illinois.

     B. Seller and Purchaser wish to ratify and amend the P&S Agreement as provided below.

     C. Capitalized terms used herein without definition have the meanings given to them in the P&S Agreement.

                                    AGREEMENT

     NOW THEREFORE, for valuable consideration, the Seller and Purchaser agree as follows:

     1. The end of the Study Period (as defined in Section 5.2 of the P&S Agreement) is extended to 6:00 P.M. (local time in Boston, Massachusetts) on September 30, 2005.

     2. The Closing Date (as defined in Section 2.3 of the P&S Agreement) is extended to October 10, 2005, subject to extension as provided in the P&S Agreement.

     3. Except as otherwise provided above, the P&S Agreement is ratified and confirmed and remains in full force and effect.

     4. All references in the P&S Agreement to "this Agreement" shall mean the P&S Agreement as amended by this Amendment.

     5. This Amendment may be executed by facsimile and in counterparts and it shall be sufficient that the signature of each party appear on one or more of such counterparts.

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                            signature page follows.]

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     EXECUTED under seal as of the date first above written.

                                        SELLER:

                                        Dayton Superior Corporation


                                        By: /s/ Steven C. Huston
                                            ------------------------------------
                                        Name: Steven C. Huston
                                              ----------------------------------
                                        Title: Vice President, General Counsel
                                               and Secretary
                                               ---------------------------------


                                        PURCHASER:

                                        STAG Capital Partners, LLC


                                        By: /s/ Benjamin S. Butcher
                                            ------------------------------------
                                        Name: Benjamin S. Butcher
                                        Title: Manager